Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	(Dollars in thousands)
Non-accrual loans	$8,184	$8,410	$8,542	$9,014	$13,364
Loans 90 days or more past due and still accruing interest	-	-	-	-	-
Total non-performing loans	8,184	8,410	8,542	9,014	13,364
Other real estate and repossessed assets	1,643	2,150	2,368	5,257	5,004
Total non-performing assets	$9,827	$10,560	$10,910	$14,271	$18,368

As a percent of Portfolio Loans
Non-performing loans	0.41%	0.43%	0.47%	0.54%	0.83%
Allowance for loan losses	1.12	1.11	1.14	1.20	1.26
Non-performing assets to total assets	0.35	0.38	0.41	0.55	0.72
Allowance for loan losses as a percent of non-performing loans	275.99	255.39	241.00	222.3	151.41

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	December 31, 2017
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$7,748	$52,367		$60,115
Non-performing TDR's(1)	323	4,506	(2)	4,829
Total	$8,071	$56,873		$64,944

	December 31, 2016
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$10,560	$59,726		$70,286
Non-performing TDR's(1)	3,565	4,071	(2)	7,636
Total	$14,125	$63,797		$77,922

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Twelve months ended December 31,
	2017		2016
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$20,234	$650	$22,570	$652
Additions (deductions)
Provision for loan losses	1,199	-	(1,309)	-
Recoveries credited to allowance	4,205	-	4,619	-
Loans charged against the allowance	(3,051)	-	(5,587)	-
Reclassification to loans held for sale			(59)
Additions included in non-interest expense	-	475	-	(2)
Balance at end of period	$22,587	$1,125	$20,234	$650

Net loans charged against the allowance to average Portfolio Loans	(0.06)%		0.06%

Capitalization

	December 31,
	2017	2016
	(In thousands)
Subordinated debentures	$35,569	$35,569
Amount not qualifying as regulatory capital	(1,069)	(1,069)
Amount qualifying as regulatory capital	34,500	34,500
Shareholders’ equity
Common stock	324,986	323,745
Accumulated deficit	(54,090)	(65,657)
Accumulated other comprehensive loss	(5,963)	(9,108)
Total shareholders’ equity	264,933	248,980
Total capitalization	$299,433	$283,480

Non-Interest Income

	Three months ended			Twelve months ended
	December 31, 2017	September 30, 2017	December 31, 2016	December 31,
				2017	2016
	(In thousands)
Service charges on deposit accounts	$3,208	$3,281	$3,242	$12,673	$12,406
Interchange income	2,154	1,942	2,141	8,023	7,938
Net gains on assets
Mortgage loans	2,876	2,971	2,839	11,762	10,566
Securities	198	69	261	260	563
Mortgage loan servicing, net	979	1	2,676	1,647	2,222
Investment and insurance commissions	427	606	369	1,968	1,647
Bank owned life insurance	285	283	254	1,061	1,124
Other	1,317	1,151	1,419	5,139	5,832
Total non-interest income	$11,444	$10,304	$13,201	$42,533	$42,298

Capitalized Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2017	2016	2017	2016
	(In thousands)
Balance at beginning of period	$14,675	$11,048	$13,671	$12,436
Change in accounting	-	-	542	-
Balance at beginning of period, as adjusted	$14,675	$11,048	$14,213	$12,436
Originated servicing rights capitalized	1,183	966	4,230	3,119
Amortization	-	(785)	-	(2,850)
Change in valuation allowance	-	2,442	-	966
Change in fair value	(159)	-	(2,744)	-
Balance at end of period	$15,699	$13,671	$15,699	$13,671

Valuation allowance at end of period	$-	$2,306	$-	$2,306

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2017	2017	2016	2017	2016
	(Dollars in thousands)
Mortgage loans originated	$213,877	$264,177	$139,657	$871,222	$428,249
Mortgage loans sold	117,941	120,981	98,491	423,327	313,985
Net gains on mortgage loans	2,876	2,971	2,839	11,762	10,566
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.44%	2.46%	2.88%	2.78%	3.37%
Fair value adjustments included in the Loan Sales Margin	(0.45)	(0.22)	(0.50)	(0.07)	0.12

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2017	2017	2016	2017	2016
	(In thousands)
Compensation	$8,525	$8,494	$8,724	$35,397	$33,080
Performance-based compensation	3,055	2,688	1,900	9,874	7,866
Payroll taxes and employee benefits	2,405	2,395	2,043	9,818	8,633
Compensation and employee benefits	13,985	13,577	12,667	55,089	49,579
Occupancy, net	2,070	1,970	2,041	8,102	8,023
Data processing	1,987	1,796	1,944	7,657	7,952
Furniture, fixtures and equipment	927	961	973	3,870	3,912
Communications	638	685	862	2,684	3,142
Loan and collection	666	481	548	2,230	2,512
Advertising	354	526	446	1,905	1,856
Legal and professional fees	516	550	564	1,892	1,742
Interchange expense	287	294	302	1,156	1,111
FDIC deposit insurance	286	208	197	894	1,049
Supplies	159	176	177	666	728
Credit card and bank service fees	97	105	203	529	791
Costs (recoveries) related to unfunded lending commitments	143	92	(8)	475	(2)
Amortization of intangible assets	86	87	87	346	347
Merger related expenses	284	-	-	284	-
Provision for loss reimbursement on sold loans	105	15	-	171	30
Net (gains) losses on other real estate and repossessed assets	(738)	30	152	(606)	250
Litigation settlement expense	-	-	2,300	-	2,300
Loss on sale of payment plan business	-	-	320	-	320
Other	1,284	1,063	1,103	4,738	4,705
Total non-interest expense	$23,136	$22,616	$24,878	$92,082	$90,347

Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
		2017			2016
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,003,636	$22,625	4.49%	$1,650,867	$18,759	4.53%
Tax-exempt loans (1)	2,571	27	4.17	4,355	57	5.21
Taxable securities	442,188	2,628	2.38	539,170	2,660	1.97
Tax-exempt securities (1)	90,014	799	3.55	66,611	597	3.58
Interest bearing cash	20,827	35	0.67	88,986	111	0.50
Other investments	15,543	198	5.05	15,528	200	5.12
Interest Earning Assets	2,574,779	26,312	4.07	2,365,517	22,384	3.77
Cash and due from banks	30,459			33,148
Other assets, net	137,523			150,443
Total Assets	$2,742,761			$2,549,108

Liabilities
Savings and interest-bearing checking	$1,054,651	523	0.20	$1,018,559	284	0.11
Time deposits	526,217	1,498	1.13	483,270	1,137	0.94
Other borrowings	100,049	689	2.73	46,027	486	4.20
Interest Bearing Liabilities	1,680,917	2,710	0.64	1,547,856	1,907	0.49
Non-interest bearing deposits	759,725			721,617
Other liabilities	32,020			28,900
Shareholders’ equity	270,099			250,735
Total liabilities and shareholders’ equity	$2,742,761			$2,549,108

Net Interest Income		$23,602			$20,477

Net Interest Income as a Percent of Average Interest Earning Assets			3.65%			3.45%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(2)	Annualized

Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
		2017			2016
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
	(Dollars in thousands)
Assets
Taxable loans	$1,845,661	$84,169	4.56%	$1,596,136	$74,014	4.64%
Tax-exempt loans (1)	3,199	172	5.38	3,763	220	5.85
Taxable securities	485,343	10,928	2.25	534,233	9,921	1.86
Tax-exempt securities (1)	86,902	3,063	3.52	54,390	1,917	3.52
Interest bearing cash	37,119	264	0.71	78,606	403	0.51
Other investments	15,543	836	5.38	15,474	792	5.12
Interest Earning Assets	2,473,767	99,432	4.02	2,282,602	87,267	3.82
Cash and due from banks	31,980			36,831
Other assets, net	144,442			155,778
Total Assets	$2,650,189			$2,475,211

Liabilities
Savings and interest-bearing checking	$1,052,215	1,530	0.15	$1,018,685	1,115	0.11
Time deposits	502,284	5,245	1.04	447,243	3,826	0.86
Other borrowings	74,876	2,348	3.14	47,058	1,941	4.12
Interest Bearing Liabilities	1,629,375	9,123	0.56	1,512,986	6,882	0.45
Non-interest bearing deposits	728,208			688,697
Other liabilities	30,838			26,439
Shareholders’ equity	261,768			247,089
Total liabilities and shareholders’ equity	$2,650,189			$2,475,211

Net Interest Income		$90,309			$80,385

Net Interest Income as a Percent of Average Interest Earning Assets			3.65%			3.52%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of December 31, 2017

	Total Commercial Loans

		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non- performing	Total
	(Dollars in thousands)
Land	$8,559	$60	$9	$69	0.8%
Land Development	9,685	-	-	-	0.0
Construction	51,733	-	-	-	0.0
Income Producing	289,799	1,590	30	1,620	0.6
Owner Occupied	258,888	11,491	170	11,661	4.5
Total Commercial Real Estate Loans	$618,664	$13,141	209	$13,350	2.2

Other Commercial Loans	$234,596	$19,109	437	$19,546	8.3
Total non-performing commercial loans			$646